UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2020

YAYYO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

433 N. Camden Drive, Suite 600 Beverly Hills, California	90210
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, the Board of Directors (the “Board”) of YayYo Inc. (the “Company”) appointed Ramy El-Batrawi as the Company’s Chief Executive Officer and as a member of the Board, effective immediately. Mr. El-Batrawi has not been appointed to serve on any committees of the Board at this time and will receive no compensation in connection with his appointment as Chief Executive Officer or his service on the Board.

Mr. El-Batrawi, 58, is a founder of the Company and previously served as its Chief Executive Officer from June 2016 until February 2019 and as a director from June 2016 until September 2019. Mr. El-Batrawi is the founder and sole owner of PDQ Pickup LLC, a moving and logistics company, which he founded in December 2018. Since May 2015, he has been the owner of X, LLC, a private investment firm. Prior thereto, Mr. El-Batrawi was the owner and chief executive officer of Growth Strategy Investments, LLC, a private investment firm.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. El-Batrawi and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. El-Batrawi and any other person pursuant to which Mr. El-Batrawi was appointed as Chief Executive Officer.

During the year ended December 31, 2018, the Company paid management fees of $205,000, to a company that is owned by Mr. El-Batrawi. Beginning on February 1, 2019, the Company entered into a consulting agreement with Mr. El-Batrawi and paid $167,000 under the consulting agreement. The consulting agreement was terminated effective September 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2020	YAYYO, INC.

	By:	/s/ Kevin F. Pickard
	Name:	Kevin F. Pickard
	Title:	Chief Financial Officer